Exhibit 10.1

Execution Version

AMENDMENT NO. 1

to that certain

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

dated as of May 2, 2006

This AMENDMENT NO. 1 (the “Amendment”), dated as of April 28, 2008, is by and among THE HAIN CELESTIAL GROUP, INC., a Delaware corporation (the “Company”), the LENDERS which from time to time are parties to this Amendment (individually, a “Lender” and, collectively, the “Lenders”), and BANK OF AMERICA, N.A., a national banking association organized under the laws of the United States of America, as administrative agent for itself and the other Lenders (the “Agent”).

WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 2, 2006 (as amended, the “Credit Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have made loans to the Borrower; and

WHEREAS, the Borrower has requested that the Credit Agreement be amended to allow (i) the Borrower to make business-related loans to third parties up to an aggregate amount of $5,000,000, and (ii) the Borrower to make borrowings under the Credit Agreement of Adjusted Libor Loans with an aggregate number of up to fifteen (15) Interest Periods;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

§1. Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

§2. Amendment of Credit Agreement. The Credit Agreement is hereby amended as follows:

2.1.	Clause (b)(iv) of the definition of “Interest Periods” shall be deleted in its entirety and replaced with the following:

“(iv) no more than fifteen (15) Interest Periods may exist at any one time; and”

2.2	Section 7.06 shall be amended by (A) inserting, as a new subclause (h), the following:

“(h) working capital loans to third parties accruing interest at market rates or advances to third parties, each such loan or advance to be negotiated at arms length and approved by the Company’s board of directors, in an amount not to exceed $5,000,000 in the aggregate, including interest, if any, accrued thereon, at any time outstanding;”

and (B) relettering the final subclause of Section 7.06 from “(h)” to “(i)”.

2.3	Section 7.15 shall be amended by deleting subclause (a) thereof in its entirety and replacing it with the following:

“(a) dividends paid by a Subsidiary to the Company or to another Subsidiary that is 100% owned, directly or indirectly, by the Company, provided that any dividend paid by a Guarantor shall only be paid directly to the Company or to another Guarantor.”

§3. Representations and Warranties. The Borrower represents and warrants to the Agent and the Lenders that (a) the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent such representations and warranties by their terms are made solely as of a prior date and (b) no Default or Event of Default has occurred and is continuing.

§4. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof, upon receipt by the Agent of original or facsimile counterpart signatures to this Amendment, duly executed and delivered by the Borrower, the Guarantors and the Required Lenders.

§5. Miscellaneous Provisions.

(a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. This Amendment shall be deemed one of the “Loan Documents” under the Credit Agreement.

(b) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(c) This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission in which the actual signature is evident, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re-execute original forms hereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine or other electronic transmission in which the actual signature is evident to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic transmission in which the actual signature is evident as a defense to the formation of a contract and each party forever waives such defense.

(d) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

THE BORROWER:

THE HAIN CELESTIAL GROUP, INC.

By:	/s/ Ira J. Lamel
Name:	Ira J. Lamel
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Signature page to Amendment No. 1

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Carol G. Alm
Name:	Carol G. Alm
Title:	Assistant Vice President

Bank of America, N.A.
Agency Management 100 Federal Street Mail Stop MA5 1001102 Boston, MA 02110

BANK OF AMERICA, N.A., as Lender

By:	/s/ Steven J. Melicharek
Name:	Steven J. Melicharek
Title:	SVP Senior Credit Products Officer

Bank of America, N.A.
1185 Avenue of the Americas New York, NY 10036 Attention: SVP Senior Credit Products Officer Telephone: (212) 819-6002 Telecopy: (212) 819-6166

Signature page to Amendment No. 1

[Lender Signature Page]

JPMorgan Chase Bank, N.A., as Lender

By:	/s/ Jules Panno
Name: Jules Panno
Title: Vice President

Signature page to Amendment No. 1

[Lender Signature Page]

HSBC Bank USA, National Association, as Lender

By:	/s/ Christopher J. Mendelsohn
Name: Christopher J. Mendelsohn
Title: First Vice President

Signature page to Amendment No. 1

[Lender Signature Page]

CITIBANK, N.A., as Lender

By:	/s/ Anthony V. Pantina
Name: Anthony V. Pantina
Title: Senior Vice President

Signature page to Amendment No. 1

[Lender Signature Page]

KBC Bank, N.V., as Lender

By:	/s/ William Cavanaugh
Name: William Cavanaugh
Title: Vice President

By:	/s/ Thomas G. Jackson
Name: Thomas G. Jackson
Title: First Vice President

Signature page to Amendment No. 1

[Lender Signature Page]

CoBank, ACB, as Lender

By:	/s/ Jeffrey C. Norte
Name: Jeffrey C. Norte
Title: Vice President

Signature page to Amendment No. 1

[Lender Signature Page]

Capital One, N.A., as Lender

By:	/s/ Jed Pomerantz
Name: Jed Pomerantz
Title: Vice President

Signature page to Amendment No. 1

[Lender Signature Page]

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch, as Lender

By:	/s/ Theodore W. Cox
Name: Theodore W. Cox
Title: Executive Director

By:	/s/ Rebecca Morrow
Name: Rebecca Morrow
Title: Executive Director

Signature page to Amendment No. 1

[Lender Signature Page]

KeyBank National Association, as Lender

By:	/s/ Lawrence Mack
Name: Lawrence Mack
Title: Executive Vice President

Signature page to Amendment No. 1

[Lender Signature Page]

First Pioneer Farm Credit, ACA, as Lender

By:	/s/ Thomas W. Cosgrove
Name: Thomas W. Cosgrove
Title: Vice President

Signature page to Amendment No. 1